UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

MERIDIAN CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

MeridianCorporation

VOTE

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Online

Go to **www.envisionreports.com/MRBK** or scan the QR code — login details are located in the shaded bar below.

Votes submitted electronically must be received by 1:00 am, (Eastern Time), on May 25, 2023.

Shareholder Meeting Notice - Meridian Corporation 1234 5678 9012 345

Important Notice Regarding the Availability of Proxy Materials for the Meridian Corporation Shareholder Meeting to be Held on May 25, 2023

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders' meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2023 proxy statement and annual report on Form 10-K to shareholders are available at:

www.envisionreports.com/MRBK

Easy Online Access — View your proxy materials and vote.

Step 1: Go to **www.envisionreports.com/MRBK**.
Step 2: Click on **Cast Your Vote or Request Materials**.
Step 3: Follow the instructions on the screen to log in.
Step 4: Make your selections as instructed on each screen for your delivery preferences.
Step 5: Vote your shares.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before May 15, 2023 to facilitate timely delivery.

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Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.envisionreports.com/MRBK. Click Cast Your Vote or Request Materials. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials Meridian Corporation” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by May 15, 2023. Meridian Corporation Annual Meeting of Shareholders will be held on May 25, 2023 at Meridian Corporation Headquarters, 9 Old Lincoln Highway, Malvern, PA, at 10:00 a.m., Eastern Time. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends a vote FOR all the nominees listed, FOR Proposals 2, 4 and 5, and for 3 YEARS on Proposal 3: 1. ELECTION OF DIRECTORS. The election of three (3) directors as “Class C” directors of the Board, to serve a three-year term expiring in 2026: 01 - Christopher J. Annas 02 - Edward J. Hollin 03 - Anthony M. Imbesi 2. EXECUTIVE COMPENSATION PROPOSAL. A non-binding say on pay proposal to approve the compensation of the named executive officers. 3. FREQUENCY OF ADVISORY VOTES ON EXECUTIVE COMPENSATION. A non-binding determination as to the frequency with which shareholders would have an opportunity to provide an advisory approval of our executive compensation program. 4. Approval of an amendment of Meridian’s 2016 Equity Incentive Plan. 5. RATIFICATION OF INDEPENDENT AUDITOR. The ratification of the appointment of CROW LLP as Meridian’s independent auditor for the fiscal year ending December 31, 2023. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. Shareholder Meeting Notice - Meridian Corporation